BRANDYWINE ADVISORS FUND

Managed by Friess Associates, LLC        Quarterly Report         June 30, 2004

DEAR FELLOW SHAREHOLDERS:

   The stock market doesn't seem to care that many companies continue to make the most of a favorable economic backdrop. Individual companies continued to execute in the June quarter, but interest rates, energy and the Middle East captured the bulk of investor attention.

   Brandywine Advisors Fund is up 1.08 percent so far this year, and the environment gives us reason to be optimistic about its prospects for the remainder of 2004. While individual-company fundamentals took a backseat to broad factors this past quarter, continued earnings strength and the lower valuations resulting from the market's recent macro detour position companies to reclaim the driver's seat.

   A number of holdings demonstrating marked fundamental improvement benefited from resurgence in business spending. We were delighted to see holdings such as Adobe Systems, ChoicePoint and Staples deliver expectation-beating earnings growth -- and be rewarded for it in the June quarter.

   The recovery in corporate capital spending that we increasingly see in our company-by-company research not only speaks to the improving prospects of the companies supplying the equipment and services, but also to the financial strength and confidence of the corporations doing the spending. Reflecting this, industrial companies benefiting from revived demand currently comprise a significant percentage of assets in Brandywine Advisors Fund.

   As profits rise, businesses spend to capture more. Consider a housepainter who is so in demand that he chooses to take on only the most profitable jobs. Tired of turning away business, he buys a new sprayer that increases his productivity. When that's not enough, he hires help, buys new equipment and so on. That example is playing out on a much broader scale with positive implications for everything from industrial parts (see The Timken Co., page 3) to employment (Manpower Inc., page 3).

   Manpower, a firm that specializes in employment services, found that 30 percent of the 16,000 U.S. employers in its highly watched employment survey plan to hire more workers in the July through September period. This comes on the heels of the strongest three-month stretch of job growth (March through May) in four years. Coupled with a big drop in respondents that plan layoffs, the net year-over-year increase in employers planning to create jobs is the largest since the Manpower survey was started in 1976.

   Renewed business spending might also prove timely should higher interest rates begin to weigh on the housing market and consumers in general. We've grown increasingly suspect of an economy that for so long relied on the average consumer to do virtually all of the heavy lifting. In fact, retailers and other consumer-related companies whose earnings catalysts appear to have run their course represented the chief funding source for the area in which we uncovered the most new opportunities during the June quarter: the energy sector.

   A surge in highly publicized terrorist activity in Saudi Arabia and throughout the Middle East fed speculation about supply disruptions, resulting in a downturn unrelated to the promising earnings prospects of our energy holdings. May was a challenge for holdings such as Chesapeake Energy, Smith International and Weatherford International despite little or no exposure to the Middle East.

CUMULATIVE TOTAL RETURN                       BRANDYWINE ADVISORS % CHANGE
-----------------------                       ----------------------------
QUARTER                                                  -0.63
ONE YEAR                                                 14.08
INCEPTION - 10/31/00                                    -10.31

ANNUALIZED TOTAL RETURN
-----------------------
INCEPTION - 10/31/00                                     -2.92

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   But what was a liability in May emerged as one of the strongest contributors in June. Chesapeake benefits from a long-term supply shortage of natural gas; Weatherford is supplying equipment to a growing crop of gas and oil drillers scrambling to capitalize on elevated energy prices; and stories such as these gained traction as macro fears waned.

The longer companies execute as the market looks elsewhere the more likely it becomes that the individual-company opportunities that have gone unnoticed will demand the positive investor attention they deserve.

   That investors broke away from their sweeping snap judgment of energy companies and began to assess their prospects as individual businesses bolsters our confidence in other areas constrained by macro-driven fears during the quarter, including health care and financial services.

   Last year June was the New York Stock Exchange's busiest month as the economy's rebound took shape. With anxiety over the Fed meeting and the restoration of sovereignty to Iraq at the end of the month overshadowing an even brighter economic backdrop, this June was the Exchange's slowest month so far this year. The longer companies execute as the market looks elsewhere the more likely it becomes that the individual-company opportunities that have gone unnoticed will demand the positive investor attention they deserve.

   The average Brandywine Advisors Fund holding sells at just 16 times 2004 earnings estimates while being expected to grow earnings 67 percent this year.

   We might be out of sync during short periods when our bottom-up focus runs counter to the market's near-term mindset, but we know that sticking with our individual-company approach despite the macro distractions of the day is effective over time.

   Thanks for your long-term focus and continued confidence. We're grateful for the opportunity to serve you.

   /s/ Bill D'Alonzo

   Bill D'Alonzo
   President

CAPITAL GAINS UPDATE . . .

Realized gains through June were not large enough to offset the net loss carry-forward from prior periods, though Brandywine Advisors Fund finished the June quarter at a level that makes a capital gains distribution possible by the end of the year. Brandywine Advisors Fund can realize gains of $0.24 per share before triggering a capital gains distribution. This estimate will change, so please look to the annual report following the September quarter for an update.

IRA INVESTORS . . .

For IRA shareholders, the annual $15 maintenance fee is due on November 5, 2004, a few weeks later than in previous years. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date. After the sweep has occurred, US Bancorp will apply any checks it receives to 2005, so make plans now to send in your check by November 5.

MANPOWER INC., MAN

   Manpower Inc. thrives on the need for businesses to be flexible and responsive. So, as the business world tightened its collective belt during the economic downturn, Manpower poured money into expanding its geographical reach and portfolio of services. With a global recovery again dictating change, the investment is paying off handsomely.

   NYSE-listed Manpower helps companies meet their staffing needs. The company generated $12.2 billion in revenue last year through its various employment services, which include temporary staffing, outplacement counseling and a range of other human resource services. Manpower fills positions each year for about 400,000 employers.

   March-quarter earnings jumped 74 percent, beating estimates by 22 percent. Revenues grew 24 percent. Deregulation overseas allows Manpower to export traditional staffing services to under-served markets in Europe and Asia. Meanwhile, new business units in the U.S. make the company's earnings less tied to swings in temporary staffing.

   Manpower's Jefferson Wells financial consulting subsidiary grew revenues 50 percent in the March quarter, driven in part by services related to the Sarbanes-Oxley Act of 2002. Manpower in January acquired Right Management Consultants, which helps displaced workers re-enter the workforce, providing a natural hedge to Manpower's staffing work.

   Your team spoke with Chief Financial Officer Mike Van Handel about Manpower's optimistic outlook for global hiring activity. According to Manpower's Employment Outlook Survey released in June, year-over-year hiring intentions improved in 16 of 19 countries surveyed, with particular strength in the U.S., Canada and Hong Kong.

   Your team bought Manpower at 21 times 2004 earnings estimates. Analysts expect 41 percent June-quarter earnings growth.

THE TIMKEN CO., TKR

   The domestic economy is surging and relative weakness in the dollar is bolstering exports. A manufacturing sector long saddled with idle capacity is again investing to fuel production in a scramble to capitalize on its renewed prospects. From restarting mothballed equipment to putting more delivery trucks on the road, products made by The Timken Co. represent a critical investment.

   NYSE-listed Timken manufactures anti-friction bearings. With automotive, industrial, rail, aerospace and super-precision applications, Timken's bearings literally help keep the wheels of commerce turning. Timken products can be found in autos, computer disk drives, dental drills, missiles, oil rigs, rail cars, satellites and myriad other places. Customers include Caterpillar, the U.S. Air Force and the Big Three automakers.

   Revenues topped $4 billion in the 12 months through March, with the company's highly engineered bearings representing the bulk of sales. Timken also makes various steel products, including high-quality alloys and precision steel components. March-quarter earnings growth of 63 percent exceeded estimates by 15 percent.

   Timken drives profitability and positions itself as the supplier of choice by engineering products to specific customer needs. Recent examples include fuel-efficient driveline bearings for the Mercedes Benz E-Class sedan and replacement bearings for Eiffel Tower elevators. Timken also continues to realize savings from its 2003 acquisition of Torrington, which totaled $17 million in the March quarter.

   Your team spoke with President James Griffith about how Timken drives revenue growth through technological advances. For example, a Dodge Ram that in the early 1990s used a $10 tapered bearing is equipped today with a nearly $100 SENSOR-PAC assembly, which improves safety through anti-lock braking sensors.

   Your team bought Timken at 17 times 2004 earnings estimates. Wall Street predicts the company will grow earnings 72 percent this year.

                            BRANDYWINE ADVISORS FUND

     PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST AS OF JUNE 30, 2004

          1. Advance Auto Parts, Inc.                           +44.7%
          2. Fisher Scientific International Inc.               +47.6%
          3. Consol Energy Inc.                                 +29.5%
          4. Federated Department Stores, Inc.                   -8.2%
          5. Manpower Inc.                                       +6.1%
          6. Marvel Enterprises, Inc.                            +3.7%
          7. Smithfield Foods, Inc.                              -1.2%
          8. Scientific-Atlanta, Inc.                            +4.1%
          9. Phelps Dodge Corp.                                  +3.7%
         10. Chesapeake Energy Corp.                            +13.7%

                                EARNINGS GROWTH

                         THE FUND'S HOLDINGS        67%
                         S&P 500 INDEX              16%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2004 VS 2003

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, JUNE 30, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                               above $15 billion
                                      0.8%

                                    MID CAP
                           $1 billion to $15 billion
                                     95.6%

                                   SMALL CAP
                                BELOW $1 BILLION
                                      0.1%

                                      CASH
                                      3.5%

                            TOP TEN INDUSTRY GROUPS

Oil/Gas (10.8%)
Communications Equipment/Services (7.5%)
Automotive Related (7.2%)
Business/Communication Services (6.3%)
Leisure & Entertainment (5.9%)
Software (5.9%)
Transportation Related (5.2%)
Specialty Retailing (5.0%)
Pharmaceuticals (4.3%)
Medical/Dental Products & Services (4.1%)
All Others (34.3%)
Cash (3.5%)

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"

                            $ GAIN
  BIGGEST $ WINNERS     (IN THOUSANDS)    % GAIN    REASON FOR MOVE
  -----------------     -------------     ------    ---------------
  Consol Energy Inc.       $1,093.2        29.5     March-quarter earnings more than quadrupled to $0.21 per share, beating estimates by 24 percent. The east coast coal miner benefits as consumption at power producers continues to outstrip supply. Consol's central Appalachian clean-burning coal has risen to over $50 per ton, 61 percent above last year.
                                                    At the same time, tougher rules are forcing tighter emissions standards, making
                                                    Consol's low-sulphur coal more attractive than higher-sulphur-content coal from the west.

Hunt (J.B.) Transport
    Services, Inc.         $1,032.0        36.5     March-quarter earnings increased from $0.14 per share a year ago to $0.40.
                                                    Trucking capacity is tight and being priced at a premium, which in turn is having a favorable impact on J.B. Hunt's profitability. A rash of trucking bankruptcies during the economic downturn coupled with the recent changes in hours-of-service rules, tight supply of drivers, higher insurance costs and inflationary fuel price trends translate to limited resources as demand surges.

  Adobe Systems Inc.        $991.4         17.2     The provider of software products used for graphic design, digital video and document exchange grew May-quarter earnings 57 percent. A broad-based U.S.
                                                    economic recovery, including a rebound in the advertising and media markets, is helping jumpstart sales to creative professionals. Adobe continues to experience strong sales of its two leading products Acrobat and Creative Suite, the latter of which is a bundled package of its graphic design software.

     Advance Auto
     Parts, Inc.            $521.4         8.2      The auto-parts retailer grew earnings 39 percent in the March quarter, beating estimates. Highly productive new stores and effective merchandising initiatives at existing stores are driving sales growth. The company reiterated its plans to expand its existing store base by 4 to 5 percent this year and 6 to 7 percent thereafter. Additionally, an increasing number of SUVs and trucks are beginning to require high-margin replacement parts, raising average revenues per customer.

    Staples, Inc.           $515.9         15.7     April-quarter earnings grew 39 percent, beating estimates. The office supply retailer benefits from a favorable merchandise mix of higher-margin products such as digital imaging equipment, wireless networking equipment, ink and toner cartridges, and copy center services. Strengthening employment trends create a favorable overall environment for the company, as same-store sales are highly correlated to payroll growth.

                            $ LOSS
   BIGGEST $ LOSERS     (IN THOUSANDS)    % LOSS    REASON FOR MOVE
   ----------------     --------------    ------    ---------------
       Navistar
 International Corp.       $1,275.2        25.3     April-quarter earnings grew to $0.54 per share from a loss of $0.18. Shares fell when the company lowered expectations going forward due to supply-chain issues. A ramp in demand caught many suppliers off guard after a prolonged period of reduced capacity. Your Fund sold Navistar to pursue an idea with better near-term prospects.

      Fairchild
    Semiconductor          $1,149.9        27.3     The semiconductor manufacturer quadrupled March-quarter earnings, beating
  International Inc.                                estimates. Shares retraced when the company reported "volatility in the backlog" in a mid-quarter press release. Your Fund sold Fairchild on concerns that unpredictable customer orders could prevent it from hitting future sales forecasts and to fund an idea with greater near-term upside.

      Ameritrade
    Holding Corp.          $1,019.8        15.4     March-quarter earnings grew to $0.19 per share from $0.02 a year ago, beating estimates. The online brokerage provider sold off as trading volumes slumped earlier than usual heading into the summer months. Your Fund sold Ameritrade to fund an idea with greater near-term earnings prospects.

  Pulte Homes, Inc.         $971.6         12.9     Favorable economic data and the accompanying news of upcoming interest-rate hikes sent shares of homebuilder Pulte lower during the March quarter, despite the strong fundamentals behind its 47 percent earnings growth, which exceeded estimates. Your Fund sold Pulte at an overall gain to fund an idea with greater near-term prospects.

    Pharmaceutical
   Resources, Inc.          $902.8         19.9     The generic drugmaker's margins were hurt when it gave price protection to two customers on generic versions of Megace and Prozac in a bid to maintain market share. Strong sales of lower-margin Paxil were not enough to make up the difference. Your Fund sold shares to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2004
                                  (Unaudited)

  SHARES                                                COST      VALUE (B)<F2>
  ------                                                ----      -------------

COMMON STOCKS - 96.5% (A)<F1>

             AEROSPACE/DEFENSE - 0.3%
    10,700   Rockwell Collins, Inc.                 $    302,565  $    356,524

                  THIS SECTOR IS 17.8% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 3.4%
    60,750   AnnTaylor Stores Corp.                    1,798,232     1,760,535
    80,000   Jones Apparel Group, Inc.                 3,148,100     3,158,400
                                                    ------------  ------------
                                                       4,946,332     4,918,935

                  THIS SECTOR IS 0.6% BELOW YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 7.2%
   156,200   Advance Auto Parts, Inc.                  4,769,402     6,900,916
    54,800   Cummins Inc.                              2,756,809     3,425,000
                                                    ------------  ------------
                                                       7,526,211    10,325,916

                  THIS SECTOR IS 37.2% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 6.3%
    14,100   Affiliated Computer Services, Inc.          703,872       746,454
   156,900   IMS Health Inc.                           3,913,959     3,677,736
    90,000   Manpower Inc.                             4,306,206     4,569,300
                                                    ------------  ------------
                                                       8,924,037     8,993,490

                  THIS SECTOR IS 0.8% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 7.5%
   157,600   Andrew Corp.                              2,981,651     3,153,576
   184,800   Avaya Inc.                                2,888,227     2,917,992
    12,200   Polycom, Inc.                               253,439       273,402
   126,000   Scientific-Atlanta, Inc.                  4,176,577     4,347,000
                                                    ------------  ------------
                                                      10,299,894    10,691,970

                  THIS SECTOR IS 3.8% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 3.9%
    35,200   Amphenol Corp.                            1,184,299     1,172,864
   151,800   Flextronics International Ltd.            2,010,227     2,421,210
    35,500   Rockwell Automation Inc.                  1,120,666     1,331,605
    38,200   Vishay Intertechnology, Inc.                629,816       709,756
                                                    ------------  ------------
                                                       4,945,008     5,635,435

                  THIS SECTOR IS 14.0% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 3.2%
    94,300   Federated Department Stores, Inc.         5,044,071     4,630,130

                  THIS SECTOR IS 8.2% BELOW YOUR FUND'S COST.

             ENERGY - 3.4%
   133,500   CONSOL Energy Inc.                        3,710,531     4,806,000

                  THIS SECTOR IS 29.5% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 3.1%
   148,700   Smithfield Foods, Inc.                    4,426,047     4,371,780

                  THIS SECTOR IS 1.2% BELOW YOUR FUND'S COST.

             HOME/OFFICE RELATED - 2.3%
    35,500   Harman International
              Industries, Inc.                         1,542,942     3,230,500

                 THIS SECTOR IS 109.4% ABOVE YOUR FUND'S COST.

             INSURANCE - 3.5%
    60,100   ChoicePoint Inc.                          2,129,787     2,744,166
    30,100   MGIC Investment Corp.                     2,126,927     2,283,386
                                                    ------------  ------------
                                                       4,256,714     5,027,552

                  THIS SECTOR IS 18.1% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 5.9%
    85,000   Brunswick Corp.                           3,424,432     3,468,000
    30,300   Hilton Hotels Corp.                         529,596       565,398
   228,000   Marvel Enterprises, Inc.                  4,619,623     4,450,560
                                                    ------------  ------------
                                                       8,573,651     8,483,958

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

             MACHINERY - 1.8%
    77,200   Pentair, Inc.                             2,451,669     2,597,008

                  THIS SECTOR IS 5.9% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 0.4%
    23,500   Hearst-Argyle Television, Inc.              639,414       605,830

                  THIS SECTOR IS 5.3% BELOW YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 4.1%
   101,700   Fisher Scientific International Inc.      3,980,256     5,873,175

                     THIS SECTOR IS 47.6% ABOVE YOUR COST.

             MISCELLANEOUS MANUFACTURING - 3.8%
    52,200   The Timken Co.                            1,277,563     1,382,778
   115,000   United States Steel Corp.                 3,874,894     4,038,800
                                                    ------------  ------------
                                                       5,152,457     5,421,578

                  THIS SECTOR IS 5.2% ABOVE YOUR FUND'S COST.

             OIL/GAS - 10.8%
   283,800   Chesapeake Energy Corp.                   3,673,839     4,177,536
     8,600   Cooper Cameron Corp.                        431,342       418,820
    62,200   Nabors Industries, Ltd.                   2,627,520     2,812,684
    71,300   Smith International, Inc.                 3,833,011     3,975,688
    92,400   Weatherford International Ltd.            3,902,260     4,156,152
                                                    ------------  ------------
                                                      14,467,972    15,540,880

                  THIS SECTOR IS 7.4% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 4.3%
   100,000   Angiotech Pharmaceuticals, Inc.           2,518,932     2,015,000
    49,100   Medicis Pharmaceutical Corp.              2,041,188     1,961,545
    72,000   Thermo Electron Corp.                     2,175,277     2,213,280
                                                    ------------  ------------
                                                       6,735,397     6,189,825

                  THIS SECTOR IS 8.1% BELOW YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIAL - 3.0%
    55,000   Phelps Dodge Corp.                        4,112,192     4,263,050

                      THIS SECTOR IS 3.7% ABOVE YOUR COST.

             SEMICONDUCTOR RELATED - 2.2%
   325,000   MEMC Electronic Materials, Inc.           3,152,500     3,211,000

                  THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

             SOFTWARE - 5.9%
    72,300   Adobe Systems Inc.                        2,616,574     3,361,950
   175,600   BMC Software, Inc.                        3,012,122     3,248,600
   275,000   Compuware Corp.                           2,101,076     1,815,000
                                                    ------------  ------------
                                                       7,729,772     8,425,550

                  THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 5.0%
    50,000   Fastenal Co.                              2,423,591     2,841,500
    59,400   MSC Industrial Direct Co., Inc.           1,689,662     1,950,696
    12,800   PETsMART, Inc.                              353,224       415,360
    67,700   Staples, Inc.                             1,313,698     1,984,287
                                                    ------------  ------------
                                                       5,780,175     7,191,843

                  THIS SECTOR IS 24.4% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 5.2%
   100,000   Hunt (J.B.) Transport Services, Inc.      2,727,181     3,858,000
    90,000   Ryder System, Inc.                        3,066,480     3,606,300
                                                    ------------  ------------
                                                       5,793,661     7,464,300

                  THIS SECTOR IS 28.8% ABOVE YOUR FUND'S COST.

                                                    ------------  ------------
             Total common stocks                     124,493,468   138,256,229

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS - 3.6% (A)<F1>

             COMMERCIAL PAPER - 2.9%
$4,200,000   UBS Finance (DE) LLC,
             due 07/01/04, discount of 1.42%           4,200,000     4,200,000
                                                    ------------  ------------
             Total commercial paper                    4,200,000     4,200,000

             VARIABLE RATE DEMAND NOTE - 0.7%
   965,047   Wisconsin Corporate Central
              Credit Union                               965,047       965,047
                                                    ------------  ------------
             Total short-term investments              5,165,047     5,165,047
                                                    ------------  ------------
             Total investments                      $129,658,515   143,421,276
                                                    ------------
                                                    ------------
             Liabilities, less cash and
             receivables (0.1%) (A)<F1>                               (159,723)
                                                                  ------------
              NET ASSETS                                          $143,261,553
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($143,261,553 / 15,240,601
             shares outstanding)                                         $9.40
                                                                         -----
                                                                         -----

(a)<F1>   Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
    (877) 636-6460          www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster Friess, Chairman; William D'Alonzo, President; Lynda Campbell,
  Vice President and Secretary; Carl Gates, Vice President; Christopher Long,
      Vice President and Treasurer; David Marky, Chief Compliance Officer,
   Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 6/30/04, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.       07/04